Exhibit 10.4.1

SCHEDULE TO INDEMNIFICATION AGREEMENT

The following is a list of the current and former directors and executive officers of Antigenics who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Garo H. Armen, Ph.D.

Noubar Afeyan, Ph.D.

Frank V. AtLee III

John Cerio

Gamil G. de Chadarevian

Brian Corvese

Tom Dechaene

Margaret Eisen

Renu Gupta, MD

John Hatsopoulos

Wadih Jordan

Mark Kessel

Christine Klaskin

Bruce Leicher

Hyam Levitsky, MD

Steve Monks

Deanna Petersen

Timothy Rothwell

Shalini Sharp

Pramod K. Srivastava, Ph.D.

Peter Thornton

Karen Higgins Valentine

Kerry Wentworth

Alastair Wood, MD

Timothy R. Wright